UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2013

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On February 27, 2013, Digital Generation, Inc. (the “Company”) received notice from Amy Horton, Chief Counsel at the Nasdaq Office of General Counsel, Hearings, that the scheduled hearing before the Hearings Panel in connection with the Company’s appeal of the delisting action undertaken by the Nasdaq Listing Qualification Staff (previously disclosed in the Company’s Current Report on Form 8-K filed on January 9, 2013) has been canceled.  The February 27, 2013 notice states that the annual meeting and proxy solicitation deficiencies of the Company have been cured, and that the Company is in compliance with all applicable listing standards.  The Company’s stock will continue to be listed for trading on the Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date: February 27, 2013	By:	/s/ Sean N. Markowitz
Name: Sean N. Markowitz
Title: General Counsel